UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 25, 2021

Orchid Island Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)

3305 Flamingo Drive
,
Vero Beach
,
Florida
32963

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (
772
)
231-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

ITEM 2.02.

RESULTS OF OPERATIONS

AND FINANCIAL CONDITION.

On February 25, 2021, Orchid Island Capital, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing the Company’s results of operations for the period ended December 31, 2020. In addition, the Company posted supplemental financial information on the investor relations section of its website (www.orchidislandcapital.com).

The press
release, attached as Exhibit 99.1, is being furnished under this “Item 2.02 Results of Operations and Financial Condition,”
and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Caution About Forward-Looking Statements.

This Current Report on

Form 8-K contains “forward

-looking statements” made pursuant

to the safe harbor

provisions of the
Private Securities Litigation

Reform Act of

1995, including, but

not limited to

statements regarding interest

rates, liquidity,
pledging of

our structured RMBS,

funding levels and

spreads, prepayment speeds,

portfolio positioning and

repositioning,
hedging levels, dividends,

growth, the supply

and demand for

Agency RMBS, the

effect of actions

of the U.S.

government,
including the Federal Reserve, market expectations, the stock repurchase program and general economic conditions. Forward-
looking statements

typically are

identified by

use of

terms such

as “believe,”

“expect,” “anticipate,”

“estimate,” “plan,”
“continue,” “intend,” “should,” “may”

or similar expressions. Forward-looking

statements are based on

the Company’s beliefs,
assumptions and expectations of the Company’s future performance, taking into account all information currently available to the Company. The Company cannot assure you

that actual results will

not vary from the expectations

contained in the forward-
looking statements. All

of the forward-looking

statements are subject

to numerous possible

events, factors and

conditions,
many of which

are beyond the

control of the

Company and not

all of which

are known to

the Company,

including, without
limitation, market conditions

and those described

in the Company’s

Annual Report on

Form 10-K for

the fiscal year

ended
December 31, 2019 and

Quarterly Report on Form

10-Q for the three

months ended March 31,

2020, which have been

filed
with the Securities

and Exchange Commission

(the “SEC”), and

other documents that

the Company files

with the SEC.

All
forward-looking statements speak only as of the

date on which they are made. New risks

and uncertainties arise over time, and
it is not possible to

predict those events or how

they may affect us.

Except as required by law,

the Company is not obligated
to, and does

not intend to,

update or revise

any forward-looking statements,

whether as a

result of new

information, future
events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS

AND EXHIBITS.

(d)

Exhibits

Exhibit No. Description
99.1
Press Release dated February 25, 2021
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the

Securities Exchange Act of 1934,

the Registrant has duly caused this

report to be signed on
its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2021

ORCHID ISLAND CAPITAL, INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer